UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2017

CARE CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37356	37-1781195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 N. Wacker Drive, Suite 1200, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

 Registrant’s Telephone Number, Including Area Code: (312) 881-4700

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On April 28, 2017, Care Capital Properties, Inc. (the “Company”) through its wholly owned subsidiaries, completed the acquisition of six behavioral health hospitals (the “Acquired Behavioral Health Portfolio”) from affiliates of Signature Healthcare Services, LLC (“SHS”).  Concurrent with the closing of the transaction, the Company entered into a long-term triple-net lease with affiliates of SHS to operate the acquired properties at an initial contractual annual base rent of $30.3 million.  The acquisition was originally reported on a Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on May 2, 2017 (the “Original Filing”). This amendment to the Original Filing is being filed to provide the historical financial statements of the Acquired Behavioral Health Portfolio and any additional information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Original Filing.

Item 9.01.                                        Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

The audited combined statement of revenue of the Acquired Behavioral Health Portfolio for the year ended December 31, 2016 and the unaudited combined statement of revenue of the Acquired Behavioral Health Portfolio for the three months ended March 31, 2017 are filed herewith as Exhibit 99.1 and 99.2, respectively, and incorporated in this Item 9.01(a) by reference.

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of March 31, 2017, for the three months then ended and for the year ended December 31, 2016 are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(c)          Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Audited combined statement of revenue of the Acquired Behavioral Health Portfolio for the year ended December 31, 2016.

99.2	Unaudited combined statement of revenue of the Acquired Behavioral Health Portfolio for the three months ended March 31, 2017.

99.3	Unaudited pro forma condensed consolidated financial statements of the Company as of March 31, 2017, for the three months then ended and for the year ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARE CAPITAL PROPERTIES, INC.

Date: June 9, 2017	By:	/s/ Kristen M. Benson
Kristen M. Benson
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Audited combined statement of revenue of the Acquired Behavioral Health Portfolio for the year ended December 31, 2016.

99.2	Unaudited combined statement of revenue of the Acquired Behavioral Health Portfolio for the three months ended March 31, 2017.

99.3	Unaudited pro forma condensed consolidated financial statements of the Company as of March 31, 2017, for the three months then ended and for the year ended December 31, 2016.